UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2023

DP Cap Acquisition Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41041	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

341 Newbury Street 6th Floor Boston, MA	02115
(Address of principal executive offices)	(Zip Code)

(617) 874-5152
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	DPCSU	The Nasdaq Global Market

Class A ordinary shares, $0.0001 par value,	DPCS	The Nasdaq Global Market

Redeemable public warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DPCSW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2023, DP Cap Acquisition Corp. (the “Company”) received a letter (the “Nasdaq Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is not in compliance with Nasdaq Listing Rule 5450(b)(2)(A), which requires that the Company’s listed securities maintain a minimum Market Value of Listed Securities (“MVLS”) of $50 million.

The Nasdaq Letter further provided that, pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company is entitled to a compliance period to regain compliance with Nasdaq Listing Rule 5450(b)(2)(A), which compliance period will expire on February 20, 2024 (the “Compliance Period”).

If the Company’s MVLS is $50 million or more for a minimum of ten consecutive business days during the Compliance Period, Nasdaq will provide written confirmation of compliance to the Company. If the Company fails to regain compliance with the continued listing standards of The Nasdaq Global Market prior to the expiration of the Compliance Period, Nasdaq will provide notice to the Company that its securities are subject to delisting.

The notification has no immediate effect on the listing of the Company’s securities on the Nasdaq Global Market. The Company intends to actively monitor its MVLS during the Compliance Period, and may, if appropriate, evaluate available options including applying for a transfer to The Nasdaq Capital Market to resolve the deficiency and regain compliance with the MVLS requirement. While the Company is exercising diligent efforts to maintain the listing of its securities on The Nasdaq Global Market, there can be no assurance that the Company will be able to regain or maintain compliance with the continued listing standards of The Nasdaq Global Market.

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s ability to regain compliance with the continued listing standards of The Nasdaq Global Market and the Company’s evaluation of available options including applying for a transfer to The Nasdaq Capital Market. Actual results may differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company’s other filings with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2023

DP CAP ACQUISITION CORP I

	By:	/s/ Scott Savitz
	Name:	Scott Savitz
	Title:	Chief Executive Officer